UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marsh & McLennan Companies, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARSH & MCLENNAN COMPANIES, INC. 1166 AVENUE OF THE AMERICAS NEW YORK, NY 10036 V30349-P05557

 You invested in MARSH & MCLENNAN COMPANIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2024.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 2, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 16, 2024 10:00 A.M. EDT
Virtually at: www.virtualshareholdermeeting.com/MMC2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

Item 1 Election of Directors

1a.	Anthony K. Anderson	For

1b.	John Q. Doyle	For

1c.	Oscar Fanjul	For

1d.	H. Edward Hanway	For

1e.	Judith Hartmann	For

1f.	Deborah C. Hopkins	For

1g.	Tamara Ingram	For

1h.	Jane H. Lute	For

1i.	Steven A. Mills	For

1j.	Morton O. Schapiro	For

1k.	Lloyd M. Yates	For

Item 2 Advisory (Nonbinding) Vote to Approve Named Executive Officer Compensation		For

Item 3 Ratification of Selection of Independent Registered Public Accounting Firm		For

Item 4 Stockholder Proposal - Shareholder Right to Act by Written Consent		Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V30350-P05557